================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Sunbase Asia, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           --Enter Name of Company--
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                              SUNBASE ASIA, INC.
                        19/F., FIRST PACIFIC BANK CENTRE
                             51-57 GLOUCESTER ROAD
                               WANCHAI, HONG KONG
                                (852) 2865-1511

                                2240 BUENA VISTA
                          IRWINDALE, CALIFORNIA 91010
                                 (818) 358-0181



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 10, 1996


To the Shareholders of Sunbase Asia, Inc.:

          You are cordially invited to attend the Annual Meeting of Shareholders (the "Meeting") of Sunbase Asia, Inc., a Nevada corporation (the "Company"), which will be held at the _________________________________________ at 10:00
a.m., Pacific Standard Time, on December 10, 1996, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

          1. To elect a board of seven directors to serve until the next annual meeting of the Company's shareholders and until their successors have been elected and qualify;

          2.  To approve the 1995 Stock Option Plan;

          3.  To approve amendments to the Company's Bylaws; and

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

          Shareholders of record of the Company's voting stock at the close of business on November 1, 1996, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the Meeting.

          THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE

ENCLOSED ENVELOPE. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              William McKay
                              President, Chief Executive Officer

Irwindale, California
November 10, 1996

                               SUNBASE ASIA, INC.
                        19/F., FIRST PACIFIC BANK CENTRE
                             51-57 GLOUCESTER ROAD
                               WANCHAI, HONG KONG
                                (852) 2865-1511

                                2240 BUENA VISTA
                          IRWINDALE, CALIFORNIA 91010
                                 (818) 358-0181

                                   _________

                                PROXY STATEMENT
                                   _________

                   Approximate date proxy material first sent
                       to shareholders: November 15, 1996
                                   _________


          The following information is in connection with the solicitation of proxies for the Annual Meeting of Shareholders of Sunbase Asia, Inc., a Nevada Corporation (the "Company"), to be held at the __________________________ ___________, at 10:00 a.m., Pacific Standard Time, on December 10, 1996, and
 adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement.

                     SOLICITATION AND REVOCATION OF PROXIES

          A form of proxy is being furnished herewith by the Company to each shareholder, and, in each case, is solicited on behalf of the Board of Directors of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the management of the Company may also solicit some shareholders in person, or by telephone, telegraph or telecopy, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services.

          Proxies duly executed and returned by shareholders and received by the Company before the Meeting will be voted FOR the election of all seven of the nominee-directors specified herein, FOR the approval of the 1995 Stock Option Plan, and FOR the approval of the amendments to the Company's Bylaws, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors of the Company and each of them is currently a director of the Company.

          Under the Company's bylaws and Nevada law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining whether approval of the shareholders has been obtained with respect to any such matter (and thus will have the effect of a "no" vote in connection with each matter submitted for shareholder approval).

          Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time by either (a) a later-dated proxy,
(b) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (c) attendance at the Meeting and voting in person.


                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

          As of the close of business on November 1, 1996 (the "Record Date"), the Company has outstanding 12,700,104 shares of Common Stock, 36 shares of Series A Preferred Stock and [6,800] shares of Series B Preferred Stock. Only shareholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote; each share of Series A Preferred Stock is entitled to 500,000 votes; and each share of Series B Preferred Stock is entitled to 100 votes. Representation at the Meeting by the holders of a majority of the outstanding voting stock of the Company, either by personal attendance or by proxy, will constitute a quorum.

          The following table sets forth certain information regarding the beneficial ownership of the Company's voting stock as of the Record Date as to
(a) each director, (b) each executive officer, (c) all executive officers and directors of the Company as a group, and (d) each person known to the Company to beneficially own five percent or more of the outstanding shares of Common Stock.



                                             Equity Ownership                       Voting Rights
                                             ----------------                       -------------

                                           Amount of           Percent         Amount of
Name and                                   Beneficial             of           Beneficial
Address/(1)/                            Ownership/ (2)/      Class/ (3)/    Ownership/ (2)/    Percent
-----------------------------------   --------------------   ------------   ----------------   --------

Asean Capital Limited                     13,711,000/ (4)/         80.75%   28,111,000/ (5)/     80.36%
("Asean Capital")

Gunter Gao                            13,711,000/ (4) (6)/         80.75%   28,111,000/ (5)/     80.36%
Chairman and Director

Glory Mansion Limited ("GML")               1,200,000/(7)/           6.6%     1,200,000/(7)/       3.3%

Wardley China Investment Trust                400,000/(8)/           2.3%       400,000/(9)/       1.1%
("Wardley")

Private Equity                              1,200,000/(9)/           6.6%          1,200,000       3.3%
Management BVI Limited ("PEM")

William McKay/(10)/                                 25,000             -              25,000         -
Chief Executive Officer,
President and Director

Li Yuen Fai (Roger)/(11)/                                -             -                   -         -
Chief Financial Officer,
Vice President and Director

Dickens Chang/(12)/                                      -             -                   -         -
Chief Accounting Officer

Lai Kwan Fai (Davis)                                     -             -                   -         -
Corporate Secretary

Billy Kan/(13)/                                          -             -                   -         -
Vice Chairman and Director

Ho Cho Hing (Franco)                                     -             -                   -         -
Director

Philip Yuen                                              -             -                   -         -
Director

George Raffini/(14)/                                     -             -                   -         -
Director

Sunbase International                           13,711,000         80.75%         28,111,000     80.36%
(Holdings) Limited/ (15)/
("Sunbase International")

All directors and officers                      13,711,000         80.75%         28,111,000     80.36%
of the Company as a Group/ (16)/

_________________________
* less than 1 percent

(1) The address of each of Asean Capital, Gunter Gao and Sunbase International is 19/F, First Pacific Bank Centre, 51-57 Gloucester Road, Wanchai, Hong Kong. The address of each of GML, Wardley and PEM is 10th Floor, Citibank Tower, 3 Garden Road, Hong Kong.

(2) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or share investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of a security).

(3) Based on 16,980,104 shares of Common Stock outstanding calculated as follows: (a) 12,700,104 shares outstanding; (b) 3,600,000 shares issuable upon conversion of the Series A Preferred Stock and (c) 680,000 shares issuable upon conversion of the Series B Preferred Stock. This amount excludes shares of Common Stock issuable pursuant to conversion of the Company's Convertible Debentures, warrants and options.

(4) Includes 10,111,000 outstanding shares of Common Stock and 3,600,000 shares of Common Stock issuable upon conversion of the Series A Preferred Stock.

(5) Includes 10,111,000 voting rights held by way of Asean Capital's ownership of 10,111,000 shares of Common Stock and 18,000,000 voting rights held by way of Asean Capital's ownership of 36 shares of the Series A Preferred Stock.

(6) Includes shares of Sunbase Common Stock and Preferred Stock beneficially owned by Gunter Gao and Linda Yang, husband and wife, by way of the ownership by each of Mr. Gao and Ms. Yang of 50% of the capital stock of Sunbase International, which in turn owns 90% of the capital stock of Asean Capital. Each of Ms. Yang and Mr. Gao disclaims beneficial ownership of the shares held by the other, although their ownership has been aggregated for purposes of this table.

(7) Consists of shares issuable upon conversion of the Company's Convertible Debentures at an initial exercise price of $5.00 per share. GML is the record owner of $6,000,000 in principal amount of Convertible Debentures.

(8) Consists of shares issuable upon conversion of the Company's Convertible Debentures at an initial exercise price of $5.00 per share. Wardley is the record owner of $2,000,000 in principal amount of Convertible Debentures.

(9) PEM, as the general partner of the HSBC Private Equity Fund, L.P., the parent of GML, shares voting power and has sole investment power over shares of Common Stock issuable to GML upon conversion of the Company's Convertible Debentures.

(10) Does not include 800,000 shares of Common Stock issuable upon exercise of the stock options granted to Mr. McKay (See "Compensation and Other Information - Stock Option Plan.") or any shares issuable upon conversion of 18 shares of Series B Preferred Stock owned by Mr. McKay.

(11) Does not include 600,000 shares of Common Stock issuable upon exercise of stock options granted to Mr. Li. See "Compensation and Other Information - Stock Option Plan."

(12) Does not include 50,000 shares of Common Stock issuable upon exercise of stock options granted to Mr. Chang. See "Compensation and Other Information - Stock Option Plan".

(13) Does not include 600,000 shares of Common Stock issuable upon exercise of stock options granted to Mr. Kan. See "Compensation and Other Information
     - Stock Option Plan."

(14) Does not include any shares issuable upon conversion of the Convertible Debentures owed by GML and Wardley. Mr. Raffini is an employee of HSBC and the nominee of GML and Wardley to the Board of Directors.

(15) Consists of 10,111,000 outstanding shares of Common Stock and 3,600,000 shares of Common Stock issuable upon conversion of the Series A Preferred Stock owned by Asean Capital, of which Sunbase International owns 90%.

(16) Consists of shares beneficially owned by Gunter Gao.  See also (10), (11),
     (12) and (13) above.

                      NOMINATION AND ELECTION OF DIRECTORS

        The Company's directors are to be elected at each Annual Meeting of Shareholders. At this Meeting, seven directors are to be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualify. The nominees for election as directors at this Meeting set forth in the table below are all recommended by the Board of Directors of the Company.

        Each nominee has indicated his intention to serve, if elected. In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board of Directors.

        There were ____ meetings of the Board of Directors of the Company during the last fiscal year of the Company. Each of the directors of the Company attended ___% or more of the aggregate of the total number of meetings of the Board of Directors held during the period in which he was a director and the total number of meetings held by all committees of the Board of Directors on which he served during such period.

        The following table sets forth certain information concerning the nominees for election as directors (all of such nominees being continuing members of the Company's present Board of Directors):

                                 MANAGEMENT

DIRECTORS
---------

        The Board of Directors of the Company is comprised of only one class. The Company's current directors are listed below. The Directors are elected to serve until the following annual shareholders' meeting.

Name/(1)/                               Age            First Elected
---------------------------             ---            -------------

Gunter Gao/(2)/                          40            1994
Billy Kan                                44            1996
William McKay                            42            1996
(Roger) Li Yuen Fai/(3)/                 35            1994
(Franco) Ho Cho Hing                     43            1994
Philip P.Y. Yuen/(3)/                    60            1996
George Raffini/(3)/                      40            1996


____________________
(1) The Company does not have a nominating committee of the Board of Directors. The nominees for election as directors at the Meeting were selected by the Board of Directors of the Company.

(2) Member of the compensation committee of the Board of Directors of the Company, currently consisting of two directors, one of whom is an employee of the Company. The compensation committee reviews the performance of executive officers of the Company and reviews the compensation programs for key employees, including salary and cash bonus levels and the operation and administration of the Stock Option Plan.

(3) Member of the audit committee of the Board of Directors of the Company, currently consisting of three directors, one of whom is an employee of the Company. The audit committee reviews, acts on, and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent public accountants, the scope of the annual audits, the nature of non-audit services, and fees to be paid to the independent public accountants, the performance of the Company's independent public accountants, and the accounting practices of the Company.

COMPENSATION OF DIRECTORS

          None of the directors receive additional compensation for serving on the Board of Directors. All of the directors are eligible to participate in the 1995 Stock Option Plan. See "Compensation and Other Information - Stock Option Plan."

                               EXECUTIVE OFFICERS

          The following table sets forth certain information concerning the executive officers of the Company. Each executive officer serves at the discretion of the Board of Directors, subject to the terms of any employment contract:

Name                           Age   Office                      First Elected
----------------------------   ---                               -------------

Gunter Gao                      40   Chairman                    1994
Billy Kan                       44   Vice Chairman               1996
William McKay                   42   Chief Executive             1996
                                     Officer and
                                     President
(Roger) Li Yuen Fai             35   Vice President and          1994
                                     Chief Financial Officer
(Dickens) Chang
        Shing Yam               29   Chief Accounting            1995
                                     Officer
(Davis) Lai Kwun Fai            33   Corporate Secretary         1996


                              BUSINESS EXPERIENCE

          The following section summarizes the present occupation and prior business experience during the past five years for each director and executive officer of the Company:

GUNTER GAO, CHAIRMAN AND DIRECTOR. Mr. Gao, a Hong Kong businessman who has extensive business experience in China, is the Chairman of the Board and a principal of Sunbase International, which indirectly owns a controlling position in Sunbase Asia. Sunbase International has various industrial holdings in China, in industries such as aviation, transportation, cement, steel and retail. Mr. Gao is responsible for the general strategy of the Company and maintains overall control of the Company's operations. Mr. Gao is actively and directly involved in all operational and strategic issues that require his experience and expertise in handling a wide variety of Chinese business transactions. During the 1980s, Mr. Gao engaged in trading and investment activities in industries such as food, timber, real estate, coal and textiles. Based on his success in these activities and with the support of several banks in China, Mr. Gao has turned Sunbase International into a leading China industrial company. Mr. Gao is currently a member of China's Congress, known as the People's Political Consultative Conference. Mr. Gao is the youngest member of the Congress and is widely respected for his contributions to the country's development. Mr. Gao's strong reputation in China has enabled Sunbase International to engage in and complete many difficult transactions, including acquiring a majority interest in Harbin Bearing and obtaining a license to create an airline in China. Now known as Northern Swan Airlines, this airline enjoys international prominence and the financial support of the Bank of China and the People's Construction Bank of China. Mr. Gao serves as a Senior Economic Advisor to several Chinese municipal and provincial governments, including the governments of Tianjin, Hebei, Xinjiang and Harbin. In addition, Mr. Gao is the deputy director of the Sino-Foreign Entrepreneurs Cooperative Committee.

BILLY KAN, VICE CHAIRMAN AND DIRECTOR. Mr. Kan has been a director of Sunbase Asia since the beginning of 1996 and was elected Vice Chairman on June 1, 1996. In his capacity at Sunbase International, Mr. Kan reports directly to its Board of Directors and serves as the communications and support link in various parts of the world. Mr. Kan holds a Bachelor of Science Degree from the University of East Anglia, a United Kingdom university, and is a member of The Institute of Chartered Accountants in England & Wales as well as the Hong Kong Society of Accountants. Prior to joining Sunbase International, Mr. Kan held many directorships and senior management positions in a wide range of professions and industries including banking, retailing, manufacturing, property, investment and corporate consulting.

WILLIAM MCKAY, CHIEF EXECUTIVE OFFICER, PRESIDENT AND DIRECTOR. Mr. McKay has recently been elected as the Chief Executive Officer, President and a Director of Sunbase Asia, and has been a Director and President of the Company's United States subsidiary, Southwest Products Company since 1991. Prior to becoming President of Southwest Products, he was Southwest Products' General Manager since 1986. Mr. McKay has substantial experience in conducting business with China, and is very familiar with Sino-American joint venture law and policies. Mr. McKay is responsible for the day-to-day operations of, and the long-term planning for, the Company in the areas of product development, marketing, financing and general operations. Prior to jointing Southwest Products, Mr. McKay practiced law, specializing in the areas of business and real estate. Mr. McKay holds a Juris Doctorate Degree, Masters in Business Administration and Bachelor of Arts degree with a major in History and minor in International Relations from the University of Southern California.

(ROGER) LI YUEN FAI, GROUP FINANCIAL CONTROLLER, CHIEF FINANCIAL OFFICER, VICE-PRESIDENT AND DIRECTOR. Mr. Li has been the Group Financial Controller of Sunbase International since 1994. He has been the Chief Financial Officer and a Director of Sunbase Asia since 1995 and has recently been elected as the Vice-President of Sunbase Asia. From 1990 to 1991 he was compliance manager of Hong Kong Securities Clearing Company Limited. Mr. Li was employed by Coopers & Lybrand in Hong Kong from 1980 to 1990 (his most recent position was audit manager) and was a partner in a Hong Kong accounting firm from 1992 to 1993.

(FRANCO) HO CHO HING, DIRECTOR. Mr. Ho has been a Director of the New China Hong Kong Group since 1993, and a Director of Sunbase Asia since 1995. Mr. Ho is also a registered investment advisor with the Securities and Futures Commission in Hong Kong. Mr. Ho held executive positions with Trenomics Securities Limited (1981 to 1983), Shun Loong Bear Stearns Asia Limited (1985 to
1988) and Best Securities Company (1991 to 1993).

PHILIP YUEN, DIRECTOR. Mr. Yuen is a solicitor of the Supreme Court of Hong Kong. He became a practicing solicitor in 1962 and founded the solicitors' firm Yung, Yu, Yuen & co. in 1965. He is currently the managing partner of his firm. He has over 30 years' experience in legal practice. Mr. Yuen has been a member of The National Committee of the Chinese People's Political Consultative Conference since 1983 and has been a member of the China International Economic and Trade Arbitration Commission for the past 15 years. Mr. Yuen has established extensive relationships with businesses in the PRC and is also a non-executive director of Tsingtao Brewery Company Limited, Henderson Development Company Limited, Henderson (China) Investment Company Limited and Melbourne Enterprises Limited, all of which are listed on the stock exchange of Hong Kong Limited.

GEORGE RAFFINI, DIRECTOR. Mr. Raffini is currently the Deputy Managing Director of HSBC Private Equity Management Limited with responsibility for managing the investment process for projects and regional private equity investment funds with total capital under management of approximately $500,000,000. Mr. Raffini received his Bachelor of Science degree from The American University, a diploma in Political and Economic Affairs from the Institut D'etudes Politiques, Paris, France, a Master's degree in International Affairs from Columbia University and a MBA from Harvard University.


KEY MANAGEMENT

MA JI BO, GENERAL MANAGER - HARBIN BEARING. Mr. Ma is the General Manager of Harbin Bearing, the Company's principal operating subsidiary, and is responsible for the day-to-day operations of Harbin Bearing as well as strategic planning in the areas of marketing, product development and general operations. Mr. Ma has made significant contributions relating to the design and manufacture of a broad range of Harbin Bearing's products. Mr. Ma has been awarded various provincial and national Chinese awards for scientific and technological progress in the Chinese bearing industry and holds a degree in rocket science from Northwest China Engineering University.

MEI HAI YOU, DEPUTY GENERAL MANAGER - HARBIN BEARING. Mr. Mei is the Deputy General Manager of Harbin Bearing where he has been employed for 35 years. Mr. Mei is the head of Harbin Bearing's manufacturing operations and has extensive experience in the fields of research and development, product development and manufacturing engineering. Mr. Mei is the author of a number of works on mechanical engineering and bearings and holds a degree in mechanical engineering from Harbin Polytechnic University.

MR. ZHANG ZHENG BIN, DEPUTY GENERAL MANAGER - HARBIN BEARING. Mr. Zhang has been employed by Harbin Bearing as Deputy General Manager of Sales and Marketing for 10 years. Mr. Zhang has extensive contacts in the Chinese engineering community and has the responsibility of penetrating existing markets and developing new markets for Harbin Bearing. Mr. Zhang holds a degree in engineering from Harbin Polytechnic University.

(DICKENS) CHANG SHING YAM, ASSISTANT FINANCIAL CONTROLLER AND CHIEF ACCOUNTING OFFICER. Mr. Chang is presently the Assistant Financial Controller of Sunbase International and has been the Chief Accounting Officer of Sunbase Asia since 1995. Mr. Chang was employed by the international accounting firm of Ernst & Young in Hong Kong from 1989 to 1994, most recently as audit manager.

TODD STOCKBAUER, CHIEF FINANCIAL OFFICER - SOUTHWEST PRODUCTS. Mr. Stockbauer is the Chief Financial Officer of Southwest Products and has been employed by Southwest Products since 1991. He currently directs its financial and administrative operations. Prior to 1991, he was employed in the public accounting sector, specializing in bankruptcy, litigation support and business turnarounds. Mr. Stockbauer holds a Bachelor of Arts degree in business and economics with an emphasis in accounting from the University of California at Santa Barbara, and is a Certified Public Accountant in the State of California.

ERNST RENEZEDER, DIRECTOR OF MANUFACTURING - SOUTHWEST PRODUCTS. Mr. Renezeder has been the Director of Manufacturing at Southwest Products since 1992. Mr. Renezeder has over 24 years experience in manufacturing, engineering, management, and product research and development. Mr. Renezeder holds a Bachelor of Science degree in Molding and Foundry, which is equivalent to a Bachelor of Science in manufacturing engineering with an emphasis in mechanical engineering.

JOHN LEONIAK, CHIEF ENGINEER - SOUTHWEST PRODUCTS. Mr. Leoniak has been the Chief Engineer at Southwest Products since 1991. As Chief Engineer, Mr. Leoniak supervises Southwest Products' engineering and research and development. Prior to joining Southwest Products, Mr. Leoniak was employed by Grumman Aircraft Systems as the head of its Landing Gear, Armament, Carrier Suitability and Survivability Group. Mr. Leoniak has contributed to the writing of various US Navy manufacturing specifications, including MIL-B-8942, MIL-B-81820, MIL-B-81819 and MIL-STD-1599. Mr. Leoniak holds a Bachelor of Science in mechanical engineering from the Polytechnic Institute of Brooklyn.

PETER WANG, QUALITY CONTROL MANAGER - SOUTHWEST PRODUCTS. Mr. Wang has been the Quality Control Manager of Southwest Products since 1993 where he supervises the Quality Control and Inspection Departments. Prior to joining Southwest Products, Mr. Wang held positions as a mechanical engineer and a senior quality engineer. Mr. Wang has extensive experience in quality and statistical process control, is fluent in Mandarin and holds a Master of Science degree in mechanical engineering from North Carolina A&T State University and a Bachelor of Science degree in physics from Lenoir Rhyne College.

(DAVIS) LAI KWUN FAI, SENIOR ASSISTANT MANAGER AND CORPORATE SECRETARY. Mr. Lai has been the Senior Assistant Manager of Sunbase International and the Corporate Secretary of Sunbase Asia since 1996. Mr. Lai holds a Masters of Arts degree in economics and finance from the University of Leeds in United Kingdom.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Pursuant to a Management Services Agreement dated January 1, 1994 between Sunbase International and China Bearing Holdings Limited, ("China Bearing"), the Company's wholly owned subsidiary, Sunbase International agreed to provide China Bearing and its affiliates, including the Company, advice and consultation, including strategic management, business planning and development services, accounting and financial service, human resource service, sales and marketing service and such additional services as may be agreed upon for an annual fee of US $30,000. China Bearing is also obligated to reimburse Sunbase International for its direct out-of-pocket costs incurred in providing the management services. The Agreement's term was two years and it expired on December 31, 1995. China Bearing and Sunbase International are presently discussing an extension of the Agreement. Sunbase International is presently the owner of 90% of the capital stock of Asean Capital which in turn owns 10,111,000 shares of the Company's Common Stock (representing approximately 80.75% of the outstanding Common Stock assuming conversion of all of the Company's Preferred Stock but before conversion of the Company's Convertible Debentures and exercise of outstanding warrants and options) and 36 shares of the Company's Series A Preferred Stock which in turn is convertible into 3,600,000 shares of Common Stock and has 18,000,000 voting rights.

          In December 1994, the Company issued to Asean Capital a secured promissory note (the "Note") in the principal amount of $5,000,000. The Note is secured by a continuing security interest in and to all of the Company's capital stock of China Bearing Holdings Limited. The Note is repayable on December 31, 1996 and bears interest at 8% per annum. In September 1996, the Company prepaid $2,000,000 of the Note.

          Gunter Gao, the Company's Chairman of the Board and nominee, and his wife each own 50% of the capital stock of Sunbase International which, in turn, owns 90% of the capital stock of Asean Capital.

          George Raffini, a director and nominee of the Company, is the Deputy Managing Director of HSBC Private Equity Management Limited, an affiliate of HSBC Private Equity Fund, L.P. (the "Fund"). The Fund is the parent of Glory Mansion Limited ("GML") which is the owner of $6,000,000 in principal amount of the Company's Convertible Debentures. Mr. Raffini is also the nominee of GML and Wardley China Investment Trust to the Company's Board of Directors. See "Voting Securities and Principal Shareholders."

                      COMPENSATION AND OTHER INFORMATION

MANAGEMENT COMPENSATION

          No compensation was earned by or awarded to any of the Company's officers or directors in 1995. In 1995, in connection with a Management and Services Agreement between China Bearing and Sunbase International, Sunbase International provided to the Company and its affiliates office space and equipment, administrative services and the services of Mr. Gao and other employees of Sunbase International (such as Mr. Li and Mr. Chang). See "Certain Relationships and Related Transactions." In consideration of the provision of such services, in 1995, China Bearing paid Sunbase International a total of US $30,000 plus certain out-of-pocket expenses such as travel and entertainment. Based on the foregoing, no executive officer of the Company received compensation of US $100,000 or more from the Company.

STOCK OPTION PLAN

          On January 2, 1996, the Company's Board of Directors adopted the 1995 Sunbase Asia, Inc. Stock Option Plan (the "Plan"). The Plan permits the grant of options to purchase an aggregate of up to 2,500,000 Shares of the Common Stock of the Company. Under the Plan, incentive stock options and non-qualified stock options may be issued. Eligible participants under the Plan are those individuals and entities that the compensation committee of the Company (the "Committee") in its discretion determines should be awarded such incentives given the best interests of the Company; provided, however, that incentive stock options may only be granted to employees of the Company and its affiliates. The Committee has the power to determine the price, terms and vesting schedule of the options granted, subject to the express provisions of the Plan. All incentive stock options will have option exercise prices per option share not less than the fair market value of a share of the Common Stock on the date the option is granted, except that in the case of incentive stock options granted to any person possessing more than 10% of the total combined voting power of all classes of stock of the Company or any affiliate of the Company, the price shall not be less than 110% of such fair market value. The Plan terminates on the earlier of that date on which no additional shares of Common Stock are available for issuance under the Plan or January 2, 2006.

          In connection with an employment agreement entered into by and between the Company and William R. McKay on January 16, 1996, and pursuant to the Plan, the Company granted Mr. McKay the option to purchase an aggregate of up to 800,000 shares of Common Stock of the Company. The option is intended by the Company and Mr. McKay to be, and will be treated as, an incentive stock option. The options granted to Mr. McKay vest at the rate of 160,000 shares per each full year of Mr. McKay's employment under the Agreement. Mr. McKay may exercise the options that have vested and purchase shares of the Common Stock of the Company at the following prices:


                                                    Exercise Price of
                                 Full Years of      Options that Vest
                                 Employment         After Each Such Year
                                 -----------        --------------------


                                 One                       $ 6.65
                                 Two                       $ 7.75
                                 Three                     $ 9.25
                                 Four                      $10.75
                                 Five                      $12.75

          All unexercised options will expire on that date which is six years after the date on which such options have vested.

          On July 1, 1996, the Committee granted stock options to the following individuals on the following terms:

                                                           Number of
                                            Exercise       Shares per
Option Holder       Vesting Schedule        Price/share    Option Rights
-----------------   ----------------        -----------    -------------

Billy Kan           January 16, 1996        $6.375         200,000
                    January 16, 1997        $6.375         200,000
                    January 16, 1998        $6.375         200,000
                                                           -------
                                                           600,000
                                                           =======

Roger Li            January 16, 1996        $6.375         200,000
                    January 16, 1997        $6.375         200,000
                    January 16, 1998        $6.375         200,000
                                                           -------
                                                           600,000
                                                           =======

Dickens Chang       January 16, 1996        $6.375          15,000
                    January 16, 1997        $6.375          15,000
                    January 16, 1998        $6.375          20,000
                                                           -------
                                                            50,000
                                                           =======


EMPLOYMENT AGREEMENTS

          On January 16, 1996, Sunbase Asia and Southwest Products entered into an employment agreement with William R. McKay (the "Agreement") pursuant to which Mr. McKay is employed to serve as President and Chief Executive Officer of Southwest Products, the Company's U.S. subsidiary, and as President and Chief Executive Officer of Sunbase Asia. Under the terms of the Agreement, Mr. McKay will be paid an annual base salary of $285,000.

The base salary may be increased or decreased (to a minimum of $225,000), based upon an annual review of Mr. McKay's performance. In addition to the base salary, the Board of Directors of Sunbase Asia may, at its sole discretion, pay Mr. McKay a bonus for any particular year of his employment. On January 16, 1996, in connection with the execution of the Agreement, Sunbase Asia, Southwest Products and Mr. McKay entered into a Confidentiality and Non-Competition Agreement pursuant to which Mr. McKay agrees to keep certain information of Sunbase Asia, Southwest Products and their affiliates confidential, and is prohibited from competing with Sunbase Asia, Southwest Products and their affiliates during the term of the Agreement.

          Pursuant to the terms of an Employment Agreement between the Company and Mr. Kan dated August 1, 1996, Mr. Kan is employed as the Vice Chairman of the Board of Directors or such other capacity of an equivalent status as the Company may reasonably require. The term of employment commenced on August 1, 1996 and continues until terminated by either party giving to the other not less than 12 months prior notice expiring on or at any time after the end of the specified period. Mr. Kan's duties include the development, marketing and promoting of the products of the Company as may be required by the Board of Directors. Mr. Kan is to exercise such powers and functions and perform such duties in relation to the business of the Company as may from time to time be assigned to him by the Board. Mr. Kan will be paid a salary of HK$1,625,000 per annum subject to review by the Board on an annual basis. Mr. Kan is also entitled to stock options. See "-Stock Option Plan."


                     APPROVAL OF THE 1995 STOCK OPTION PLAN

          In January 2, 1996, the Board of Directors adopted the 1995 Stock Option Plan (the "Plan"), subject to shareholder approval at the 1996 Annual Meeting.

          The following summary describes the material features of the Plan.

            Purpose
            -------

          The purpose of the Plan is promote the long-term success of the Company by attracting, motivating and retaining key executives, consultants and directors through the use of competitive long-term incentives which are tied to shareholder value. The plan seeks to balance participants' and shareholder interests by providing incentives to the participants in the form of stock options which offer rewards for achieving long-term strategic and financial objectives of the Company.

            Common Stock Available
            ----------------------

          Subject to adjustment as described below, the maximum number of shares of Common Stock which may be awarded under the Plan may not exceed an aggregate of 2,500,000 shares over the life of the Plan. The Plan provides for equitable adjustment of the number of shares subject to the Plan and the number of shares of each subsequent award of stock thereunder and of the unexercised portion of the stock option award described below in the event of a change in the capitalization of the Company due to a stock split, stock dividend, recapitalization, merger or similar event.

            Eligibility
            -----------

          Persons who are eligible to receive stock options granted under the Plan are those individuals and entities as the Compensation Committee (the "Committee") in its discretion determines should be awarded such incentives given the best interest of the Company; provided, however, that incentive stock options ("ISO's") may only be granted to employees of the Company and its affiliates and (ii) any person holding capital stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any affiliate shall not be eligible to receive ISO's unless the exercise price per share is at least 110% of the fair market value of the stock on the date the option is granted.

            Administration
            --------------

          The authority to control and manage the operation and administration of the Plan is vested in the Committee appointed by the Board of Directors (the "Board") from time to time which is to be composed solely of two or more non-employee directors as defined under Rule 16b-3 of the Securities Exchange Act. Members of the Committee shall serve at the pleasure of the Board of Directors. The Committee may from time to time determine which employees of the Company or its affiliates or other individuals or entities may be granted options under the Plan, the terms thereof (including without limitation determining whether the option is an ISO and the times at which the option shall become exercisable), and the number of shares for which an option or options may be granted. If rights of the Company to repurchase stock are imposed, the Board or the Committee may, in its sole discretion, accelerate, in whole or in part, the time for lapsing of any rights of the Company to repurchase shares or forfeiture restrictions. The Board or the Committee shall have the sole authority, in its absolute discretion, to adopt, amend and rescind such rules and regulations, consistent with the provisions of the Plan, as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be binding on all option holders under the Plan.

            Grant and Exercise of Options
            -----------------------------

          All ISO's will have option exercise prices per option share not less than the fair market value of a share on the date the option is granted, except in the case of ISO's granted to any person possessing more than 10% of the total combined voting power of all classes of stock. The price will be not less than 110% of such fair market value. The term of each option shall be no more than 10 years, except that the term of each ISO issued to any person possessing more than 10% of the voting power of all classes of stock shall be no more than five years.

          Any option granted under the Plan may be subject to a vesting schedule as provided in the specific Option Agreement. All rights to exercise any option shall lapse and be of no further effect whatsoever immediately if the option holder's service as an employee is terminated for "cause" or if the option holder voluntarily terminates the option holder's service as an employee. The unvested portion of the option will lapse and be of no further effect immediately upon any termination of employment of the option holder for any reason. In the remaining cases where the option holder's service as an employee is terminated by the employee voluntarily or due to death, permanent disability, or is terminated by the Company without cause at any time, the vested portion of the option will extend for a period of three months following the termination of employment and shall lapse and shall be of no further effect if it is not exercised before the end of such period.

          Each option granted pursuant to the Plan shall, during the option holder's lifetime, be exercisable only by the option holder. Neither the option nor any right to purchase stock shall be transferred, assigned or pledged other than by will under the laws of descent and distribution.

          Payment of the purchase price shall be by (i) cash, (ii) check, (iii) delivery of a promissory note, (iv) such other consideration as the Committee determines or (v) any combination of the foregoing.

          The Committee may, in its discretion, assist any option holder in the exercise of options granted under the Plan, including the satisfaction of any tax arising therefrom by (i) authorizing the extension of the loans from the Company, (ii) permitting the option holder to pay the exercise price in installments or (iii) authorizing a guaranty by the Company of a third party loan to the option holder.

          The Plan and all options issued under the Plan are void unless the Plan is approved by a majority vote cast at a shareholders' meeting.

            Amendment and Termination
            -------------------------

          The Board may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board may deem advisable provided that (i) such amendment, suspension or termination complies with all applicable law and requirements of any stock exchange on which the stock of the Company is then listed and (ii) the Board may not amend the Plan to increase the maximum number of shares subject to ISO's under the Plan or change the description or class of persons eligible to receive ISO's under the Plan without the consent of the shareholders in Company. The Plan shall terminate on the earlier of (i) January 2, 2006 or (ii) the date on which no additional shares of stock are available for issuance under the Plan.

          As of November 1, 1996, options for the purchase of 2,050,000 shares were outstanding by four employees, all of which are executive officers. See "Executive Compensation and Other Information - Stock Option Plan".

            Market Value of Underlying Securities
            -------------------------------------

          On November __, 1996, the closing price for the Company's Common Stock on the NASDAQ National Market was $_____.

            Federal Income Tax Information
            ------------------------------

          Under the terms of the Plan, options may be granted as either ISO's under Section 422 of the Internal Revenue Code of 1986 (the "Code") and the regulations thereunder or non-incentive stock options under Section 18 of the Code ("NSO"). In general, an optionee will not recognize taxable income upon grant or exercise of an ISO and the Company will not be entitled to any business expense deduction with respect to the grant of an ISO. However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the shares will be treated as an adjustment to the alternative minimum taxable income. In order for the exercise of an ISO to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date three months before the date of exercise (one year preceding the date of exercise in the case of an optionee who is terminated due to disability).

          If the optionee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the optionee, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss. If the optionee does not satisfy these holding period requirements, the optionee will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income will be limited to the amount realized on the sale over the exercise price of the option. The Company and its subsidiaries will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

          In general, an optionee to whom a NSO is granted will recognize no income at the time of the grant of the option. Upon exercise of a NSO, an optionee will recognize ordinary income and the Company will be entitled to a deduction, in the amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option. The Company's deduction is conditioned upon withholding on the income amount.

          The foregoing summary of the Plan is subject to the provisions of the Plan which is included as Appendix A to this Proxy Statement.

          The Board of Directors recommends a vote FOR approval of the Plan; an affirmative vote by holders of a majority of the outstanding shares voting at the Annual Meeting is required to approve the proposal.


                              PROPOSAL TO APPROVE
                              AMENDMENTS TO BYLAWS

          At the Meeting, shareholders will be asked to consider and vote upon a proposal to amend the Bylaws, a copy of which is attached as Appendix B. The following description should be read in conjunction with, and is qualified in its entirety by, reference to the full text of the Bylaws. Adoption of the amendment will require the affirmative vote of the majority of the outstanding shares on the Record Date.

          The following summarizes the proposed amendments:

            Authorized Number of Directors.  It is proposed that Article III,
            ------------------------------
Section 2 be amended to provide that the authorized number of directors be a minimum of three and maximum of ten until changed by the resolution of the Board of Directors. Currently the Bylaws provide for a minimum of three and a maximum of seven until changed by an amendment to Articles of Incorporation or a bylaw adopted by the shareholders. The Company believes that the amendment will provide more flexibility in determining the composition of the Board of Directors.

            Vice Chairman of the Board.  It is proposed that Article IV, Section
            --------------------------
1 be amended to provide for a Vice Chairman of the Board, and, in connection therewith, a new Section VI(A) be adopted to provide that the Vice Chairman shall, in the absence of the Chairman of the Board, preside at all meetings of the Board of Directors and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors. Under the Bylaws, there is no specific office of Vice Chairman. The Company believes that such an office should be specifically authorized and the duties thereof set forth in the Bylaws.

            Chief Executive Officer.  It is proposed that Article IV, Section 7
            -----------------------
be amended to provide that, at the election of the Board, the President or such other officer as designated by the Board, shall be the Chief Executive Officer of this Corporation. Under the present Bylaws, it is unclear whether separate persons may act as Chief Executive Officer and President. The amendment makes it clear that there may be two different persons, one of whom may act as Chief Executive Officer and the other as President.

            Amendment to the Bylaws.  It is proposed that Article VI, Section 1
            -----------------------
be amended by providing that the Bylaws may be amended by the Board of Directors. Currently, the Bylaws may be only amended by the shareholders. The Company believes that the amendment will provide greater flexibility in governing the affairs of the Company.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENTS TO THE BYLAWS.


                COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities and Exchange Commission and the National Association of Securities Dealers concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

          Based on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that all individual filing requirements applicable to the Company's executive officers and directors were complied with under Section 16(a).


                             SHAREHOLDER PROPOSALS

          Shareholders who wish to present proposals for action at the Company's 1997 Annual Meeting of Shareholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than November 1, 1996, for inclusion in next year's proxy statement and proxy card.


                         ANNUAL REPORT TO SHAREHOLDERS

          The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1995, including audited financial statements, is being mailed to the shareholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

                                 OTHER MATTERS

          The Company has not yet selected an independent public accountant for the current fiscal year. The Company is currently considering various proposals and will make a decision shortly, based upon such matters as responsiveness and efficiency. The Company's current accountants are Ernst & Young, Hong Kong. It is not expected that a representative of Ernst & Young will be present at the Annual Meeting. The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their collective judgment.


                           ANNUAL REPORT ON FORM 10-K

          A copy of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Sunbase Asia, Inc., 2240 Buena Vista, Irwindale, California 91010, Attention: Todd Stockbauer. If Exhibit copies are requested, a copying charge of $.20 per page will be made.


                              BY ORDER OF THE BOARD OF DIRECTORS



                              --------------------------------------------
                              William McKay, President and Chief Executive
                              Officer

Irwindale, California
November __, 1996

SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                              SUNBASE ASIA, INC.
                              ------------------

                             1995 STOCK OPTION PLAN
                             ----------------------


     1.     ESTABLISHMENT, PURPOSE AND DEFINITIONS.
            ---------------------------------------

          (a) The 1995 Stock Option Plan (the "1995 Option Plan") of Sunbase Asia, Inc., a Nevada corporation (the "Company"), is hereby adopted. The 1995 Option Plan shall provide for the issuance of incentive stock options ("ISOs") and nonqualified stock options ("NSOs").

          (b) The purpose of this 1995 Option Plan is to promote the long-term success of the Company by attracting, motivating and retaining key executives, consultants and directors (the "Participants") through the use of competitive long-term incentives which are tied to stockholder value. The 1995 Option Plan seeks to balance Participants' and stockholder interests by providing incentives to the Participants in the form of stock options which offer rewards for achieving the long-term strategic and financial objectives of the Company.

          (c) The 1995 Option Plan is intended to provide a means whereby Participants may be given an opportunity to purchase shares of Stock of the Company pursuant to (i) options which may qualify as ISOs under Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), or
(ii) NSOs which may not so qualify.

          (d) The term "Affiliates" as used in this 1995 Option Plan means parent or subsidiary corporations, as defined in Section 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries which become such after adoption of the 1995 Option Plan.

     2.     ADMINISTRATION OF THE PLAN.
            ---------------------------

          (a) The 1995 Option Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Board of Directors of the Company from time to time (the "Board").

          (b) The Committee shall consist entirely of directors qualifying as "non-employee directors" as such term is defined in Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Committee"). Members of the Committee shall serve at the pleasure of the Board.

                                  Appendix A

          (c) The Committee may from time to time determine which employees of the Company or its Affiliates or other individuals or entities (each an "option holder") shall be granted options under the 1995 Option Plan, the terms thereof (including without limitation determining whether the option is an incentive stock option and the times at which the options shall become exercisable), and the number of shares of Stock for which an option or options may be granted.

          (d) If rights of the Company to repurchase Stock are imposed, the Board or the Committee may, in its sole discretion, accelerate, in whole or in part, the time for lapsing of any rights of the Company to repurchase shares of such Stock or forfeiture restrictions.

          (e) If rights of the Company to repurchase Stock are imposed, the certificates evidencing such shares of Stock awarded hereunder, although issued in the name of the option holder concerned, shall be held by the Company or a third party designated by the Committee in escrow subject to delivery to the option holder or to the Company at such times and in such amounts as shall be directed by the Board under the terms of this 1995 Option Plan. Share certificates representing Stock which is subject to repurchase rights shall have imprinted or typed thereon a legend or legends summarizing or referring to the repurchase rights.

          (f) The Board or the Committee shall have the sole authority, in its absolute discretion, to adopt, amend and rescind such rules and regulations, consistent with the provisions of the 1995 Option Plan, as, in its opinion, may be advisable in the administration of the 1995 Option Plan, to construe and interpret the 1995 Option Plan, the rules and regulations, and the instruments evidencing options granted under the 1995 Option Plan and to make all other determinations deemed necessary or advisable for the administration of the 1995 Option Plan. All decisions, determinations and interpretations of the Committee shall be binding on all option holders under the 1995 Option Plan.

     3.     STOCK SUBJECT TO THE PLAN.
            --------------------------

          (a) "Stock" shall mean Common Stock of the Company or such stock as may be changed as contemplated by Section 3(c) below. Stock shall include shares drawn from either the Company's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including without limitation shares repurchased by the Company in the open market.

          (b) Options may be granted under the 1995 Option Plan from time to time to eligible persons to purchase an aggregate of up to 2.5 million shares of Stock. Stock options awarded pursuant to the 1995 Option Plan which are forfeited, terminated, surrendered or cancelled for any reason prior to exercise shall again become available for grants under the 1995 Option Plan (including any option cancelled in accordance with the cancellation regrant provisions of Section 6(f) herein).

          (c) If there shall be any change in the Stock subject to the 1995 Option Plan, including Stock subject to any option granted hereunder, through merger, consolidation, recapitalization, reorganization, reincorporation, stock split, reverse stock split, stock dividend, combination or reclassification of the Company's Stock or other similar events, an appropriate adjustment shall be made by the Committee in the number of shares and/or the option price with respect to any unexercised shares of Stock. Consistent with the foregoing, in the event that the outstanding Stock is changed into another class or series of capital stock of the Company, outstanding options to purchase Stock granted under the 1995 Option Plan shall become options to purchase such other class or series and the provisions of this Section 3(c) shall apply to such new class or series.

          (d) The Company may grant options under the 1995 Option Plan in substitution for options held by employees of another company who become employees of the Company as a result of merger or consolidation. The Company may direct that substitute options be granted on such terms and conditions as deemed appropriate by the Board or the Committee.

          (e) The aggregate number of shares of Stock approved by the 1995 Option Plan may not be exceeded without amending the 1995 Option Plan and obtaining stockholder approval within twelve months of such amendment.

     4.     ELIGIBILITY.
            ------------

            Persons who shall be eligible to receive stock options granted under the 1995 Option Plan shall be those individuals and entities as the Committee in its discretion determines should be awarded such incentives given the best interests of the Company; provided, however, that (i) ISOs may only be granted to employees of the Company and its Affiliates and (ii) any person holding capital stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company or any Affiliate shall not be eligible to receive ISOs unless the exercise price per share of Stock is at least 110% of the fair market value of the Stock on the date the option is granted.

     5.     EXERCISE PRICE FOR OPTIONS GRANTED UNDER THE PLAN.
            --------------------------------------------------

          (a) All ISOs will have option exercise prices per option share not less than the fair market value of a share of the Stock on the date the option is granted, except that in the case of ISOs granted to any person possessing more than 10% of the total combined voting power of all classes of stock of the Company or any

Affiliate the price shall be not less than 110% of such fair market value. The price of ISOs or NSOs granted under the 1995 Option Plan shall be subject to adjustment to the extent provided in Section 3(c) above.

          (b) The fair market value on the date of grant shall be determined based upon the closing price on an exchange on that day or, if the Stock is not listed on an exchange, on the average of the closing bid and asked prices in the Over the Counter Market on that day.

     6.     TERMS AND CONDITIONS OF OPTIONS.
            -------------------------------

          (a) Each option granted pursuant to the 1995 Option Plan shall be evidenced by a written stock option agreement (the "Option Agreement") executed by the Company and the person to whom such option is granted. The Option Agreement shall designate whether the option is an ISO or an NSO.

          (b) The term of each ISO and NSO shall be no more than 10 years, except that the term of each ISO issued to any person possessing more than 10% of the voting power of all classes of stock of the Company or any Affiliate shall be no more than 5 years. Subsequently issued options, if Stock becomes available because of further allocations or the lapse of previously outstanding options, will extend for terms determined by the Board or the Committee but in no event shall an ISO be exercised after the expiration of 10 years from the date of its grant.

          (c) In the case of ISOs, the aggregate fair market value (determined as of the time such option is granted) of the Stock to which ISOs are exercisable for the first time by such individual during any calendar year (under this 1995 Option Plan and any other plans of the Company or its Affiliates if any) shall not exceed the amount specified in Section 422(d) of the Internal Revenue Code, or any successor provision in effect at the time an ISO becomes exercisable.

          (d) The Option Agreement may contain such other terms, provisions and conditions regarding vesting, repurchase or other provisions as may be determined by the Committee. To the extent such terms, provisions and conditions are inconsistent with this 1995 Option Plan, the specific provisions of the Option Agreement shall prevail. If an option, or any part thereof, is intended to qualify as an ISO, the Option Agreement shall contain those terms and conditions which the Committee determine are necessary to so qualify under
Section 422 of the Internal Revenue Code.

          (e) The Committee shall have full power and authority to extend the period of time for which any option granted under the 1995 Option Plan is to remain exercisable following the option holder's cessation of service as an employee, director or consultant, including without limitation cessation as a result of death or disability; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.

          (f) The Committee shall have full power and authority to effect at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the 1995 Option Plan and to grant in substitution new options under the 1995 Option Plan covering the same or different numbers of shares of Stock with the same or different exercise prices.

          (g) As a condition to option grants under the 1995 Option Plan, the option holder agrees to grant the Company the repurchase rights as Company may at its option require and as may be set forth in a separate repurchase agreement.

          (h) Any option granted under the 1995 Option Plan may be subject to a vesting schedule as provided in the Option Agreement and, except as provided in this Section 6 herein, only the vested portion of such option may be exercised at any time during the Option Period. All rights to exercise any option shall lapse and be of no further effect whatsoever immediately if the option holder's service as an employee is terminated for "Cause" (as hereinafter defined) or if the option holder voluntarily terminates the option holder's service as an employee. The unvested portion of the option will lapse and be of no further effect immediately upon any termination of employment of the option holder for any reason. In the remaining cases where the option holder's service as an employee is terminated by the employee voluntarily or due to death, permanent disability, or is terminated by the Company (or its affiliates) without Cause at any time, the vested portion of the option will extend for a period of three (3) months following the termination of employment and shall lapse and be of no further force or effect whatsoever only if it is not exercised before the end of such three (3) month period. "Cause" shall be defined in an Employment Agreement between Company and option holder and if none there shall be "Cause" for termination if (i) the option holder is convicted of a felony, (ii) the option holder engages in any fraudulent or other dishonest act to the detriment of the Company, (iii) the option holder fails to report for work on a regular basis, except for periods of authorized absence or bona fide illness, (iv) the option holder misappropriates trade secrets, customer lists or other proprietary information belonging to the Company for the option holder's own benefit or for the benefit of a competitor, (v) the option holder engages in any willful misconduct designed to harm the Company or its stockholders, or (vi) the option holder fails to perform properly assigned duties.

          (i) No fractional shares of Stock shall be issued under the 1995 Option Plan, whether by initial grants or any adjustments to the 1995 Option Plan.

     7.     USE OF PROCEEDS.
            ---------------

            Cash proceeds realized from the sale of Stock under the 1995 Option Plan shall constitute general funds of the Company.

     8.     AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.
            -------------------------------------------------

          (a) The Board may at any time suspend or terminate the 1995 Option Plan, and may amend it from time to time in such respects as the Board may deem advisable provided that (i) such amendment, suspension or termination complies with all applicable state and federal requirements and requirements of any stock exchange on which the Stock is then listed, including any applicable requirement that the 1995 Option Plan or an amendment to the 1995 Option Plan be approved by the stockholders, and (ii) the Board shall not amend the 1995 Option Plan to increase the maximum number of shares of Stock subject to ISOs under the 1995 Option Plan or to change the description or class of persons eligible to receive ISOs under the 1995 Option Plan without the consent of the stockholders of the Company sufficient to approve the 1995 Option Plan in the first instance. The 1995 Option Plan shall terminate on the earlier of (i) January 2, 2006 or (ii) the date on which no additional shares of Stock are available for issuance under the 1995 Option Plan.

          (b) No option may be granted during any suspension or after the termination of the 1995 Option Plan, and no amendment, suspension or termination of the 1995 Option Plan shall, without the option holder's consent, alter or impair any rights or obligations under any option granted under the 1995 Option Plan.

          (c) The Committee, with the consent of affected option holders, shall have the authority to cancel any or all outstanding options under the 1995 Option Plan and grant new options having an exercise price which may be higher or lower than the exercise price of cancelled options.

          (d) Nothing contained herein shall be construed to permit a termination, modification or amendment adversely affecting the rights of any option holder under an existing option theretofore granted without the consent of the option holder.

     9.     ASSIGNABILITY OF OPTIONS AND RIGHTS.
            ------------------------------------

            Each option granted pursuant to this 1995 Option Plan shall, during the option holder's lifetime, be exercisable only by the option holder, and neither the option nor any right to purchase Stock shall be transferred, assigned or pledged by the option holder, by operation of law or otherwise, other than by will upon a beneficiary designation executed by the option holder and delivered to the Company or the laws of descent and distribution.

     10.     PAYMENT UPON EXERCISE.
             ----------------------

             Payment of the purchase price upon exercise of any option or right to purchase Stock granted under this 1995 Option Plan shall be made by giving the Company written notice of such exercise, specifying the number of such shares of Stock as to which the option is exercised. Such notice shall be accompanied by payment of an amount equal to the Option Price of such shares of Stock. Such payment may be (i) cash, (ii) by check drawn against sufficient funds, (iii) by delivery to the Company of the option holder's promissory note,
(iv) such other consideration as the Committee, in its sole discretion, determines and is consistent with the 1995 Option Plan's purpose and applicable law, or (v) any combination of the foregoing. Any Stock used to exercise options to purchase Stock (including Stock withheld upon the exercise of an option to pay the purchase price of the shares of Stock as to which the option is exercised) shall be valued in accordance with procedures established by the Committee. Any promissory note used to exercise options to purchase Stock shall be a full recourse, interest-bearing obligation secured by Stock in the Company being purchased and containing such terms as the Committee shall determine. If a promissory note is used to exercise options the option holder agrees to execute such further documents as the Company may deem necessary or appropriate in connection with issuing the promissory note, perfecting a security interest in the stock purchased with the promissory note and any related terms the Company may propose. Such further documents may include, without limitation, a security agreement and an assignment separate from certificate. If accepted by the Committee in its discretion, such consideration also may be paid through a broker-dealer sale and remittance procedure pursuant to which the option holder
(I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased Stock and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased Stock plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (II) shall provide written directives to the Company to deliver the certificates for the purchased Stock directly to such brokerage firm in order to complete the sale transaction.

     11.     WITHHOLDING TAXES.
             ------------------

          (a) Shares of Stock issued hereunder shall be delivered to an option holder only upon payment by such person to the Company of the amount of any withholding tax required by applicable federal, state, local or foreign law. The

Company shall not be required to issue any Stock to an option holder until such obligations are satisfied.

          (b) The Committee may, under such terms and conditions as it deems appropriate, authorize an option holder to satisfy withholding tax obligations under this Section 11 by surrendering a portion of any Stock previously issued to the option holder or by electing to have the Company withhold shares of Stock from the Stock to be issued to the option holder, in each case having a fair market value equal to the amount of the withholding tax required to be withheld.

     12.     RATIFICATION.
             -------------

     This 1995 Option Plan and all options issued under this 1995 Option Plan shall be void unless this 1995 Option Plan is or was approved or ratified by (i) the Board; and (ii) a majority of the votes cast at a stockholder meeting at which a quorum representing at least a majority of the outstanding shares of Stock is (either in person or by proxy) present and voting on the 1995 Option Plan within twelve months of the date this 1995 Option Plan is adopted by the Board. No ISOs shall be exercisable prior to the date such stockholder approval is obtained.

     13.     CORPORATE TRANSACTIONS.
             -----------------------

          (a) For the purpose of this Section 13, a "Corporate Transaction" shall include any of the following stockholder-approved transactions to which the Company is a party:

               (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation;

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company; or

               (iii) any reverse merger in which the Company is the surviving entity but in which beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger.

          (b) Upon the occurrence of a Corporate Transaction, if the surviving corporation or the purchaser, as the case may be, does not assume the obligations of the Company under the 1995 Option Plan, then irrespective of the vesting provisions contained in individual option agreements, all outstanding options shall become immediately exercisable in full and each option holder will be afforded an opportunity to exercise their options prior to the consummation of the merger or sale transaction so that they can participate on a pro rata basis in the transaction based upon the number of shares of Stock purchased by them on exercise of options if they so desire. To the extent that the 1995 Option Plan is unaffected and assumed by the successor corporation or its parent company a Corporate Transaction will have no effect on outstanding options and the options shall continue in effect according to their terms.

          (c) Each outstanding option under this 1995 Option Plan which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder in connection with the consummation of such Corporate Transaction had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under this 1995 Option Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

          (d) The grant of options under this 1995 Option Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     14.     LOANS OR GUARANTEE OF LOANS.
             ----------------------------

          (a) The Committee may, in its discretion, assist any option holder in the exercise of options granted under this 1995 Option Plan, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom by (i) authorizing the extension of a loan from the Company to such option holder, (ii) permitting the option holder to pay the exercise price for the Stock in installments over a period of years or (iii) authorizing a guarantee by the Company of a third party loan to the option holder. The terms of any loan, installment method of payment or guarantee (including the interest rate and terms of repayment) will be upon such terms as the Committee specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans, installment payments and guarantees may be granted with or without security or collateral (other than to option holders who are not employees, in which event the loan must be adequately secured by collateral other than the purchased Stock). However, the maximum credit available to the option holder may not exceed the exercise or purchase price of the acquired shares of Stock plus any Federal and State income and employment tax liability incurred by the option holder in connection with the acquisition of such shares of Stock.

          (b) The Committee may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Company in whole or in part upon such terms and conditions as the Committee may deem appropriate.

     15.     REGULATORY APPROVALS.
             ---------------------

             The obligation of the Company with respect to Stock issued under the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies or stock exchanges as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Stock under the Plan until such time as any legal requirements or regulations have been met relating to the issuance of Stock, to their registration or qualification under the Securities Exchange Act of 1934, if applicable, or any applicable state securities laws, or to their listing on any stock exchange at which time such listing may be applicable.

     16.     NO EMPLOYMENT/SERVICE RIGHTS.
             -----------------------------

             Neither the action of the Company in establishing this 1995 Option Plan, nor any action taken by the Board or the Committee hereunder, nor any provision of this 1995 Option Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company (or any parent, subsidiary or affiliated corporation) for any period of specific duration, and the Company (or any parent, subsidiary or affiliated corporation retaining the services of such individual) may terminate or change the terms of such individual's employment or service at any time and for any reason, with or without cause.

     17.     MISCELLANEOUS PROVISIONS.
             -------------------------

          (a) The provisions of this 1995 Option Plan shall be governed by the laws of the State of Nevada, as such laws are applied to contracts entered into and performed in such State, without regard to its rules concerning conflicts of law.

          (b) The provisions of this 1995 Option Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, whether by Corporate Transaction or otherwise, and the option holders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

          (c) The option holders shall have no divided rights, voting rights or any other rights as a stockholder with respect to any options under the 1995 Option Plan prior to the issuance of a stock certificate for such Stock.

          (d) If there is a conflict between the terms of any employment agreement pursuant to which options under this Plan are to be granted and the provisions of this Plan, the terms of the employment agreement shall prevail.

         ____________________________________________________________

                BY-LAWS FOR THE REGULATION, EXCEPT AS OTHERWISE

             PROVIDED BY STATUTE OR ITS ARTICLES OR INCORPORATION,

                                      OF

                              SUNBASE ASIA, INC.

                             a Nevada Corporation
         ____________________________________________________________

                                   ARTICLE I
                                   ---------
                                   OFFICERS
                                   --------

     SECTION 1.  PRINCIPAL BUSINESS OFFICE.  The principal business office for
     ---------   -------------------------
the transaction of the business of the Corporation is hereby fixed and located at 1280 Terminal Way, Suite 3, in the City of Reno, County of Washoe, State of Nevada. The Board of Directors is hereby granted full power and authority to change said principal business office from one location to another. Any such change shall be noted on the By-laws by the secretary, opposite this section, or this section may be amended to state the new location.

     SECTION 2.  PRINCIPAL EXECUTIVE OFFICE.  The principal executive office
     ---------   --------------------------
which shall house the corporate Minute Book, the corporate records, the correct books and records of the Corporation is hereby fixed and located at 1280 Terminal Way, Suite 3, in the City of Reno, County of Washoe, State of Nevada, The Board of Directors has the same

                                   Appendix B
authority and power to change this principal executive office as provided in
Section 1 above.

     SECTION 3.  OTHER OFFICE.  Branch or subordinate offices may at any time be
     ---------   ------------
established by the Board of Directors of the Corporation at any place or places where the Corporation is qualified to do business under the laws of the state in which such office is located.

                                  ARTICLE II
                                  ----------

                            MEETINGS OF SHAREHOLDERS
                            ------------------------

     SECTION 1.  PLACE OF MEETINGS.  The annual meeting of the shareholders
     ---------   -----------------
shall be held at the principal executive office of the Corporation and all other meeting of the shareholders shall be held either at the principal executive office or at any other place within or without the State of Nevada which may be designated either by the Board of Directors pursuant to authority hereinafter granted to said Board or by the written consent of all persons entitled to vote thereat, given either before or after the meeting and filed with the secretary of the Corporation.

     SECTION 2.  ANNUAL MEETINGS.  The annual meetings of the shareholders shall
     ---------   ---------------
be held without written notice, except as hereinafter provided, on the 2nd Tuesday in the month of March of each year, at 9:00 a.m. of said day; provided, however, that should said day fall upon a legal holiday, then any such annual meeting of the shareholders shall be held at the same time and place on the next day which is not a legal holiday. At the annual meeting directors shall be elected, reports of the affairs of the Corporation shall be considered, and any other business may be transacted which is within the powers of the shareholders, except that action shall not be taken on any of the following proposals unless written notice of the general nature of the business or proposal has been given as in the case of a special meeting, even though notice of annual meetings is otherwise dispensed with:

               (a) A proposal to sell, lease, convey, exchange, transfer, or otherwise dispose of all or substantially all of the property or assets of the Corporation;

               (b) A proposal to merge or consolidate with another corporation, domestic or foreign;

               (c) A proposal to reduce the stated capital of the Corporation;

               (d) A proposal to amend the articles, except to extend the term of corporate existence;

               (e)    A proposal to wind up and dissolve the Corporation;

               (f) A proposal to adopt a plan of distribution of shares, securities, or any consideration other than money in the process of winding up.

          When required, written notice of each annual meeting shall be given to each shareholder entitled to vote, either personally or by mail or other means of written communication, charges prepaid, addressed to such shareholder at his address appearing on the books of the Corporation or given by him to the Corporation for the purpose of notice. If a shareholder gives no address, notice shall be deemed to have been given if sent by mail or other means of written communication addressed to the place where the principal executive officers of the Corporation is situated or if published at least once in some newspaper of general circulation in the county in which said office is located. All such notices shall be sent to each shareholder entitled thereto not less than ten (10) days nor more than sixty (60) days before each annual meeting. Such notice shall state the place, date and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, and no other business may be transacted, or (ii) in the case of the annual meeting, those matters which the Board, at the time of the mailing of the notice, intends to present for action by the shareholders, but, subject to the provisions of applicable law, any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by management for election.

          SECTION 3.  SPECIAL MEETINGS.  Special meetings of the shareholders,
          ---------   ----------------
for any purpose or purposes whatsoever, may be called at any time by the president, corporate secretary, of by any vice-president, or by the Board of

Directors, or by one of more of the shareholders holding not less than ten percent (10%) of the voting power of the Corporation.

          Upon request in writing to the Chairman of the Board, president, vice-president, or secretary, sent by registered mail or delivered to the officer in person, by any person or persons entitled to call a special meeting of the shareholders (other than the Board), the officer forthwith shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time, fixed by the officer, not less than thirty-five (35) days nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after the date of receipt of the request, or the date of mailing of the request, the persons entitled to call the meeting may give the notice or the Superior Court of the proper county shall summarily order the giving of the notice, after notice to the Corporation giving it an opportunity to be heard. Except as otherwise provided by statute, notice of a special shareholders' meeting shall be given as outlined in Section 2 above, not less than ten (10) days nor more than sixty (60) days before such meeting. Notice of any special meeting of shareholders shall specify, in addition to the place, day and hour of such meeting, the general nature of the business to be transacted, and no other business may be transacted. Nothing contained in this section shall be construed as limiting, fixing, or affecting the time or date when a meeting of shareholders called by action of the Board of Directors may be held.

          SECTION 4.  ADJOURNED MEETING AND NOTICE THEREOF.  Any shareholders'
          ---------   ------------------------------------
meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum no other business may be transacted at such meeting.

          When any shareholders' meeting, either annual or special is adjourned for forty-five (45) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement at the meeting at which such adjournment is taken.

          SECTION 5.  VOTING.  Unless a record date for voting purposes be fixed
          ---------   ------
as provided in Section 1 of Article VII of these by-laws, then, subject to the provisions of the Nevada Corporations Code and other applicable statutes, only persons in whose names shares entitled to vote stand on the stock records of the Corporation on the record date as determined by the Board of Directors prior to any meeting of the shareholders shall be entitled to vote at such meeting.

Such vote may be voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand made by a shareholder at any election and before the voting begins.

               (a) Every shareholder complying with paragraph (b) below and entitled to vote at any election of directors may cumulate such shareholders' votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholders' shares are entitled, or distribute the shareholders' votes on the same principle among as many candidates as the shareholder thinks fit.

               (b) No shareholder shall be entitled to cumulate votes (i.e, cast for any one or more candidates a number of votes greater than the number of the shareholders' shares) unless such candidate or candidates' names have been placed in nomination prior to the voting and the shareholders have given notice at the meeting. Prior to the voting of the shareholders, intention to cumulate the shareholders' votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

               (c) In any election of directors, the candidates receiving the greatest number of votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares are elected.

               (d) Except as hereinabove provided, each shareholder is entitled to one vote for each share of stock held in the Corporation. A fraction of a share shall not be entitled to any voting rights whatsoever.

          SECTION 6.  RECORD DATE.  The Board may fix, in advance, a record date
          ---------   -----------
for the determination of the shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution, or any allotment of rights, or to exercise rights in respect of any other lawful action. The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of the meeting nor more than sixty (60) days prior to any other action. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise of the rights, as the case may be, notwithstanding any transfer of shares on the books of the Corporation after the record date. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board fixes a new record date if the meeting is adjourned for more than forty-five (45) days.

          If no record date is fixed by the Board, the record date for determining shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for the determining shareholders for any purpose other than set forth in this Section 6 or Section 9 of this Article shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth day prior to the date of such other action, whichever is later.

          SECTION 7.  QUORUM.  The presence in person or by proxy of the persons
          ---------   ------
entitled to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business. Shares shall not be counted to make up a quorum for a meeting if voting of them at the meeting has been enjoined or for any reason they cannot be lawfully voted at the meeting. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstand-ing the withdrawal of enough shareholders to leave less than a quorum.

          SECTION 8.  VALIDATION OF MEETINGS DEFECTIVELY CALLED OR NOTICED.
          ---------   ----------------------------------------------------
The transactions of any meeting of shareholders, either annual or special, however called and noticed, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present either in person or by proxy and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the Corporate records or made a part of the minutes of the meeting.

          SECTION 9.  PROXIES.  Every person entitled to vote or execute
          ---------   -------
consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the Secretary of the Corporation. Any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the Secretary of the Corporation; provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution unless the person executing it specifies therein the length of time for which such proxy is to continue in force, which in no case shall exceed seven (7) years from the date of its execution.

          A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of the death or incapacity is given to the Corporation. Notwithstanding that a valid proxy is outstanding, the powers of the proxy holder are suspended, except in the case of a proxy coupled with an interest, which states that fact on its face, if the person executing the proxy is present at the meeting and elects to vote in person. A proxy which states that it is irrevocable for the period specified therein.

          SECTION 10.  JOINT STOCKHOLDERS.  Shares standing in the names of two
          ----------   ------------------
or more persons, including two or more proxies, shall be voted or represented in accordance with the vote or consent of the majority of the persons in whose names the shares stand. If only one such person is present in person or by proxy, he may vote all the shares, which vote binds all, and all the shares standing in the names of such persons are represented for the purpose of determining a quorum.

                                  ARTICLE III
                                  -----------

                                   DIRECTORS
                                   ---------

          SECTION 1.  POWERS.  Subject to limitations of the Articles of
          ---------   ------
Incorporation, of these By-laws, and of the

Nevada Corporations code, as to action to be authorized or approved by the shareholders, and subject to the duties of directors as prescribed by the By-laws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be controlled by, the Board of Directors. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the following powers, to wit:

          FIRST, to select and remove all the other officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the Articles of Incorporation, or the By-laws, fix their compensation and require from them security for faithful service.

          SECOND, to conduct, manage, and control the affairs and business of the Corporation, and to make such rules and regulations therefor not inconsistent with law, with the Articles of Incorporation or the By-laws, as they may deem best.

          THIRD, to change the principal business office for the transaction of the business of the Corporation and/or change the principal executive office as depository for corporate records and documents from one location to another as provided in Article I, Section 1 hereof, to fix and locate from time to time one or more subsidiary offices of the Corporation within or without the State of Nevada, as provided in Article I,
Section 2, thereof; to designate any place within or without the State of Nevada for the holding of any shareholders' meeting or meetings except annual meetings; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law; provided, however, that failure to affix the corporate seal shall not itself affect the validity of any instrument.

          FOURTH, to authorize the issue of shares of stock of the Corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities canceled, or tangible or intangible property actually received or, in the case of shares issued as a dividend, against amounts transferred from surplus to stated capital.

          FIFTH, to borrow money and incur indebtedness for the purpose of Corporation, and to cause to be executed and delivered therefor, in the Corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecation or other evidences of debt and securities therefor.

          SIXTH, to appoint an Executive Committee and other committees, and to delegate to the Executive Committee any of the powers and authority of the Board in the management of the business and affairs of the Corporation, except the power to declare dividends and to adopt, amend or repeal By-laws. The Board of Directors shall have the power to prescribe the manner in which proceedings of the Executive Committee and other committees shall be conducted. The Executive Committee shall be composed of two or more directors.

          SEVENTH, to acquire, hold, lease, encumber, convey, or otherwise dispose of real and personal property within of without the state, and take real and personal property by will, gift, or bequest; and to assume any obligations, enter into any contracts, or do any acts incidental to the transaction of its business or to the issue or sale of its securities, or expedient for the attainment of its corporate securities,

          EIGHTH, to acquire, subscribe for, hold, own, pledge, and otherwise dispose of and represent shares of stock, bonds, and securities of any other corporation, domestic or foreign, purchase or otherwise acquire its own bonds, debentures, or other evidences of its indebtedness or obligations, and subject to the provisions of its articles, redeem shares thereby made subject to redemption.

          NINTH, to make donations for the public welfare or for charitable, scientific, or educational purposes.

          SECTION 2.  NUMBER OF DIRECTORS.  The authorized number of directors
          ---------   -------------------
of the Corporation shall be a minimum of three (3) and a maximum of seven (7) until changed by amendment of the Articles of Incorporation or by a By-law adopted by the shareholders amending this Section 2. However, the minimum of three (3) directors may be reduced to a minimum of one (1) director if there is only one (1) shareholder, or two (2) Directors, if there is only two (2) shareholders.

          SECTION 3.  ELECTION AND TERM OF OFFICE.  The directors shall be
          ---------   ---------------------------
elected at each annual meeting of shareholders, but if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of the shareholders held for that purpose. All directors shall hold office until their respective successors are elected.

          SECTION 4.  VACANCIES.  A vacancy of vacancies in the Board of
          ---------   ---------
Directors shall be deemed to exist in case of the death, resignation, or removal of any director, or if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting. The Board of Directors may declare vacant the office of a director if he is declared of unsound mind by an order of court, or finally convicted of a felony, or if within one hundred twenty (120) days after notice of his election he does not accept the office either in writing or by attending a meeting of the Board of Directors.

          Vacancies on the Board of Directors may be filled by a majority of the remaining directors, although less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the shareholders.

          The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the Directors. If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board or the shareholders shall have the power to elect a successor to take over when the resignation is to become effective.

          No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

          SECTION 5.  REMOVAL OF DIRECTORS.  The entire Board of Directors or
          ---------   --------------------
any individual director may be removed from office by a vote of shareholders holding a majority of the outstanding shares entitled to vote at an election of directors. However, unless the entire board is removed, an individual director shall not be removed if the number of shares voted against the resolution of his removal exceeds the quotient arrived at when the total number of outstanding shares entitled to vote is divided by one plus the authorized number of directors. If any or all directors are so removed, new directors may be elected at the same meeting. Whenever a class or series of shares is entitled to elect one or more directors under authority granted by the articles, the provisions of this paragraph apply to the vote of that class or series and not to the vote of the outstanding shares as a whole.

          SECTION 6.  DUTIES AND LIABILITIES OF DIRECTORS.  A director shall
          ---------   -----------------------------------
perform the duties of a director as noted in Nevada Corporation Code, including duties as a member of any committee of the Board upon which the director may serve, in good faith, in any manner that such director believes to be in the best interests of the Corporation and its shareholders with such care as an ordinarily prudent person in a like position would use under similar circumstances.

          In performing the duties of a director, a director is entitled to rely on information, opinions, reports or statements from officers or employees of this Corporation, counsel, independent accountants or others whom the director believes to be reliable and competent in the matters presented.

          A director who performs the duties as described shall not be liable or obligated to the shareholders or other directors for any of fact or judgment made in carrying out the duties of the director, absent fraud, deceit or any wrongful taking. Nor does monetary liability exist for any director on financial obligations of this Corporation.

          Furthermore, the liabilities of the directors of the Corporation for mandatory damages shall be eliminated to the fullest extent permissible under Nevada law.

          SECTION 7.  PLACE OF MEETINGS.  Meetings of the Board of Directors
          ---------   -----------------
shall be held at any place within or without the state which has been designated from time to time by resolution of the Board of Directors or by written consent of all members of the Board. In the absence of such designation, meetings shall be held at the principal executive office of the Corporation.

          SECTION 8.  REGULAR MEETINGS.  Immediately following each annual
          ---------   ----------------
meeting of shareholders, the directors shall hold regular meetings for the purpose of organization, election of officers and the transaction of other business. Notice of such meeting is hereby dispensed with.

          SECTION 9.  SPECIAL MEETINGS.  Special meetings of the Board of
          ---------   ----------------
Directors for any purpose or purposes shall be called at any time by the president, chief executive officer or, if he is absent or unable or refuses to act, by any vice-president or the secretary, or by any two directors.

          Written notice of the time and place of special meetings shall be delivered personally to each director or sent to each director by mail or by other form of written communication, charges prepaid, addressed to him at his address as it is shown upon the records or if it is not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail in the place in which the principal executive office of the Corporation is located at least four (4) days prior to the time of the holding of the meeting. If such notice is delivered personally, or by telephone, telegraph, telefax or other similar means of communication, said notice shall be so delivered at least forty-eight (48) hours prior to the time of the holding of the meeting. Any delivery as above provided shall be due, legal, and personal notice to such director.

          SECTION 10.  NOTICE OF ADJOURNMENT.  Notice of the time and place of
          ----------   ---------------------
holding an adjourned meeting shall be given to absent directors if the meeting is adjourned for more than twenty-four (24) hours.

          SECTION 11.  WAIVER OF NOTICE.  The transactions at any meeting of the
          ----------   ----------------
Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice or a consent to holding such meeting of an approval of the minutes thereof. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

          SECTION 12.  NOTICE.  Notice of a meeting need not be given to any
          ----------   ------
director who signs a waiver of notice, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of such notice to such director.

          SECTION 13.  QUORUM.  A majority of the authorized number of directors
          ----------   ------
shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. However, if vacancies exist on the Board of Directors, then a majority of the remaining duly elected directors, at least one third of the authorized number of directors or at least two directors, whichever is larger, shall constitute a quorum to transact business. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law or by the Articles of Incorporation.

          SECTION 14.  ADJOURNMENT.  A quorum of the directors may adjourn any
          ----------   -----------
directors' meeting to meet again at a stated day and hour; provided, however, that in the absence of a quorum a majority of the directors present at any directors' meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board.

          SECTION 15.  ACTION BY WRITTEN CONSENT IN LIEU OF BOARD MEETING.  Any
          ----------   --------------------------------------------------
action required or permitted to be taken by the Board of Directors under the Articles of Incorporation and By-laws of the Corporation and under the Nevada Corporations Code may be taken without a meeting of the Board of Directors of the Corporation if all members of the Board shall, individually or collectively, Consent in writing to such action. Such written consent shall be filed with the minutes of the proceedings of the Board and shall have the same force and effect as a unanimous vote of such directors. Any certificate or other document filed under any provision of the Nevada Corporations Code which relates to action so taken shall state that the action was taken by unanimous written consent of the Board of Directors without a meeting, and that the Bylaws of this Corporation authorize the directors to so act.

          SECTION 16.  FEES AND COMPENSATION.  Directors and members of
          ----------   ---------------------
committee may receive such compensation, if any, for their services and such reimbursement for expenses as may be fixed or determined by resolution of the Board.

          SECTION 17.  MEETING BY TELEPHONE.  Any meeting of the Board of
          ----------   --------------------
Directors may be held by telephone conference call in which all or certain of the directors are not physically present at the place of the meeting, but participate in the conduct thereof by telephone, and for the purpose of determining the presence of a quorum and for all voting purposes, such directors shall be considered present and acting.

                                  ARTICLE IV
                                  ----------
                                   OFFICERS
                                   --------

          SECTION 1.  OFFICERS.  The officers of the Corporation shall be a
          ---------   --------
chief executive officer (CEO), a secretary, and a chief financial officer. The Corporation may also have, at the discretion of the Board of Directors, a chairman of the board, a president, one or more vice-presidents, one or more assistant secretaries, one or more assistant financial officers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article. One person may hold two or more offices. Any vice-president, assistant financial officer or assistant secretary, respectively, may exercise any of the powers of the CEO, the chief financial officer, or secretary in their respective absences and shall perform such other duties as are authorized and impose upon him by the Board of Directors.

          SECTION 2.  ELECTION.  The officers of the Corporation, except such
          ---------   --------
officers as may be appointed in accordance with the provisions of the Board of Directors, shall be elected by the Board of Directors and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve or his successor shall be elected and qualified.

          SECTION 3.  SUBORDINATE OFFICERS, ETC.  The Board of Directors may
          ---------   -------------------------
appoint such other officers as the business of the Corporation may requires, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the By-laws or as the Board of Directors may from time to time determine.

          SECTION 4.  REMOVAL AND RESIGNATION.  Any officer may be removed,
          ---------   -----------------------
either with or without cause, by the Board of Directors at any regular or special meeting thereof or, except in case of an officer chosen by the Board of Directors, by an officer upon whom such power of removal may be conferred by the Board of Directors.

          Any officer may resign at any time by giving written notice to the Board of Directors or to the president or to the secretary of the Corporation. Any such resigna-tion shall take effect at the date of the receipt of such notice or any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make effective.

          SECTION 5.  VACANCIES.  A vacancy in any office because of death,
          ---------   ---------
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the By-laws for regular appointments to such office.

          SECTION 6.  CHAIRMAN OF THE BOARD.  The chairman of the board, if
          ---------   ---------------------
there be such an officer, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or prescribed by the By-laws.

          SECTION 7.  CHIEF EXECUTIVE OFFICER (CEO) OR PRESIDENT.  Subject to
          ---------   ------------------------------------------
such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the Board, if there be such an officer, the CEO or President shall be the chief officer of the Corporation. He shall preside at all meetings of the shareholders and, in the absence of the chairman of the Board or if there is none, at all meetings of the Board of Directors. He shall be ex officio a member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or the By-laws.

          SECTION 8.  VICE-PRESIDENT.  In the absence or disability of the CEO,
          ---------   --------------
the vice-presidents, in order of their rank as fixed by the Board of Directors or if not ranked the vice-president designated by the Board of Directors, shall perform all the duties of the president and when so acting shall have all the powers of and bear subject to all the restrictions upon the president. The vice-presidents shall have such other powers and perform such other duties from time to time may be prescribed for them respectively by the Board of Directors or the By-laws.

          SECTION 9.  CHIEF FINANCIAL OFFICER.  The chief financial officer
          ---------   -----------------------
shall keep and maintain or cause to be kept and maintained adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. Any surplus, including owned surplus, paid-in surplus and surplus arising from a reduction of stated capital shall be classified according to source and shown in a separate account. The books of account shall at all reasonable times be open to inspection by any director.

          The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the CEO and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the By-laws.

          SECTION 10.  COMPENSATION.  The compensation of all officers appointed
          ----------   ------------
by the Board of Directors shall be fixed by the Board and the Board may fix the compensation of other employees of the Corporation; but in the absence of action by the Board thereon the CEO shall fix the compensation of such other employees.

          Any payments made to an officer of the Corporation such as a salary, commission, bonus, interest, or rent, or entertainment expense incurred by him, which shall be disallowed in whole or impart as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer to the Corporation to the full extent of such disallowance. It shall be the duty of the directors, as a Board, to enforce payment of each amount disallowed. In lieu of payment by the officer, subject to the determination of the directors, proportionate amounts up to forty percent (40%) of any compensation due to such officer may be withheld from some future compensation payments until the amount owed to the Corporation has been recovered.

                                   ARTICLE V
                                   ---------
                      CERTIFICATES AND TRANSFER OF STOCK
                      ----------------------------------

          SECTION 1.  AUTHORITY TO ISSUE.  The Corporation may issue one or more
          ---------   ------------------
classes or series of shares or both, with full, limited, or no voting rights and with such other rights, preference, privileges, and restrictions as are stated or authorized in its Articles of Incorporation. No denial of limitation voting rights shall, however, be effective unless at the time one or more classes or series of outstanding shares or debt securities, singly or in the aggregate, are entitled to full voting rights; and no denial or limitation of dividend or liquidation rights shall be effective unless at the time one or more classes or series of outstanding shares, singly or in the aggregate are entitled to unlimited dividend and liquidation rights.

          SECTION 2.  EQUALITY OF RIGHTS.  All shares of any one class shall
          ---------   ------------------
have the same voting, conversion, and redemption rights and other rights, preferences, privileges, and restriction, unless the class is divided into series. If a class is divided into series, all the shares of any one series shall have the voting, conversion, and redemption rights and other rights, preferences, privileges, and restrictions.

          SECTION 3.  FORM.  A certificate or certificates for shares of the
          ---------   ----
capital stock of the Corporation shall be issued to each shareholder when any such shares are fully paid up. Each such certificate shall show the number of shares represented thereby and shall be of such form as the Board of Directors may from time to time prescribed. All such certificates shall be signed by the CEO or vice-president and the secretary or an assistant secretary, or be authenticated by facsimiles of the signature of the CEO and the written signature must be countersigned by transfer agent or transfer clerk and be registered by an incorporated bank or trust company, either domestic or foreign as register or transfers, before issuance Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board of Directors or the By-laws may provide; provided, however, that any such certificate so issued prior to full payment shall state on its face amount remaining unpaid and terms of payment thereof.

          SECTION 4.  STOCK CERTIFICATE RECORDS.  All certificates shall be
          ---------   -------------------------
consecutively numbered and the names and addresses of all persons owning shares of stock in this Corporation, with the number of shares owned by each, shall be entered in books kept for that purpose by the proper officers or agents of this Corporation.

          In addition, if the shares of the Corporation are classified or is any class of shares has two or more series, there shall appear on the certificate one of the following:

                    (1) A statement of the rights, preferences, privileges, and restrictions granted to or imposed on each class or series of shares authorized to be issued and on the holders thereof.

                    (2) A summary of such rights, preferences, privileges and restrictions with reference to the provisions of the Articles of incorporation and any certificates of determination establishing the same.

                    (3) A statement setting forth the office or agency of the Corporation from which shareholders may obtain, on request and without charge, a copy of the statement referred to in clause (1) of this paragraph (a).

          There shall also appear on the certificate statements, if any, required by all of the following clauses to the extent applicable:

                    (1) The fact that the shares are subject to restrictions on transfer.

                    (2) If the shares are not fully paid, the total amount of the consideration to be paid therefor and the amount paid thereon.

                    (3) The fact that the shares are subject to a voting agreement or an irrevocable proxy under restrictions on voting rights contractually imposed by the Corporation.

                    (4)    The fact that the shares are redeemable.

                    (5) The fact that the shares are convertible and the period for conversion.

          Unless there are restrictions on the certificate as set forth above, there are no restrictions on the transfer, redemption, voting or proxy without any such actual OK.

          SECTION 5.  CONSIDERATION.  Shares may be issued for such
          ---------   -------------
consideration as is determined from time to time by the Board consisting of any or all of the following:

                    (1)     Money paid;

                    (2)     Labor done;

                    (3) Services actually rendered to the Corporation or for its benefit or in its formation or reorganization;

                    (4)    Debts or securities canceled; and

                    (5) Tangible or intangible property actually received either by this

          Corporation or by any wholly owned subsidiary of this Corporation.

          Neither promissory notes of the purchaser nor future services shall constitute payment or part payment of shares of the Corporation.

          When shares are issued for any consideration other than money, the Board must state by resolution its determination of the fair value of the consideration to the Corporation in monetary terms.

          In the absence of fraud in the transaction, the judgment of the directors as the value of the consideration for shares shall be conclusive.

          SECTION 6.  TRANSFER OF STOCK.  Transfers of shares of the capital
          ---------   -----------------
stock of this Corporation shall be made only on the books of this Corporation by the registered owner thereof, or his duly authorized attorney or with a transfer clerk or transfer agent appointed as provided in Section 13 of this Article of the By-laws, and on surrender of the certificate or certificates for such shares properly endorsed and with all taxes thereon paid.

          The person in whose name a share of stock stands on the books of the Corporation shall be deemed the owner thereof for all purposes as regards this Corporation. However, if any transfer of shares is made only for the purpose of furnishing collateral security, and such fact is made known to the secretary of this Corporation or to the

Corporation's transfer clerk or transfer agent, the entry of the transfer shall record such fact.

          When a security in registered form is presented to the Corporation with a request to register transfer, the Corporation is under a duty to register the transfer as required if:

               (a) The security is endorsed by the appropriate person or persons;

               (b) Reasonable assurance is given that those endorsements are genuine and effective;

               (c) The Corporation has no duty to inquire into adverse claims or has discharged any such duty, and (d) Any applicable law relating to the collection of taxes has been complied with.

          Except as otherwise provided in any law relating to the collection of taxes, the Corporation is not liable to the owner or any other person suffering loss as a result of the registration of a transfer of a security if there were on or with the security the necessary endorsements; and the Corporation had no duty to inquire into adverse claims or has discharged any such duty.

          SECTION 7.  SHARE DIVIDEND: RECLASSIFICATION OF SHARES.  Shares may
          ---------   ------------------------------------------
also be issued as a share dividend or on a stock split, reverse stock split, reclassification of outstanding shares into shares of another class, exchange of outstanding shares for shares of another class, or other change affecting outstanding shares.

          SECTION 8.  The Corporation shall not offer to sell or sell any
          ---------
security issued by it, whether or not through underwriters, until such offer or sale has been qualified by the Commissioner of Corporations as required by the Corporate Securities Law and the rules and regulations of the Commissioner and the U.S. Securities and Exchange Commissioner (SEC) as required by law, unless the security or transaction is exempted from such qualification and in such case the applicable statutes and rules and regulations have been complied with.

          SECTION 9.  LOST, DESTROYED, OR STOLEN CERTIFICATES.  No certificate
          ---------   ---------------------------------------
for shares of stock in this Corporation shall be issued in place of any certification alleged to have been lost, destroyed or stolen except on production of evidence, satisfactory to the Board of Directors as required, upon the funding of an indemnity bond in such amount (but not to exceed twice the value of the shares represented by the certificate) and with such terms and such surety as the Board of Directors may, in its discretion, require.

          Where a security has been lost, apparently destroyed, or wrongfully taken and the owner fails to notify the Corporation of that fact within a reasonable time after he or she has notice of it and the Corporation registers a transfer of the security before receiving such notification, the owner is precluded from asserting against the Corporation any claim for registering the transfer or any claim to a new security.

          Where the Corporation has registered a transfer of a security to a person not entitled to it, the Corporation demand must deliver a like security to the true owner unless:

               (a) The registration was pursuant to Section 9 of this Article V, which the owner is precluded from asserting any claim for registering the transfer or as such delivery that would result in overissue.

          SECTION 10.  FRACTIONAL SHARES.  The Corporation may, if the Board so
          ----------   -----------------
determines, issue fractions of a share originally or on transfer.

          If the Corporation issues fractions of a share originally or on transfer, it must issue certificates for such shares as provided in Section 4,
Article V. A certificate for a fractional share shall entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the Corporation in the event of liquidation.

          If the Corporation does not issue fractions of a share, it must, in connection with any original issuance or on transfer of shares:

                    (1) Arrange for the disposition of fractional interests by those entitled to same;

                    (2) Pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fraction are determined (provided, however, that the Corporation may not pay cash for fractional shares if such action would result in the cancellation of more that ten (10) percent of the outstanding shares of any class); or

                    (3) Issue scrip or warrants in registered or bearer form which shall entitle the holder to receive a certificate for a full share on the surrender of such scrip or warrants aggregating a full share. Scrip or warrants shall not, however, unless otherwise stated therein, entitle the holder to exercise voting rights, to receive the dividends thereon, or to participate in any of the assets of the Corporation in the event of liquidation.

          SECTION 11.  PARTLY PAID SHARES.  The Corporation may, if the Board so
          ----------   ------------------
determines, issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid for them. If shares are so issued, the Corporation shall, on the declaration of any dividend on fully paid shares, declare a dividend on partly paid shares of the same class, but only on the basis of the percentage of the consideration actually paid on the shares purchased.

          A subscriber to partly paid shares is liable to the Corporation, but a person holding shares as a pledgee, executor, administrator, guardian, trustee, receiver, or in any representative or fiduciary capacity is not personally liable for any unpaid balance of the subscription price and the shares are subject to sale thereof.

          If the Corporation issues partly paid shares, it must issue certificates for such shares as provided in Section 4, of this Article V.

          A transferee of shares for which the full agreed consideration has not been paid to the Corporation, who acquired them in good faith, without knowledge that they were not paid in full or to the extent stated on the certificate representing them, is liable only for the amount shown by the certificate to be unpaid on the shares represented thereby, until the transferee transfers the shares to one who becomes liable therefor. The liability of any holder of such shares who derives title through such a transferee and who is not a party to any fraud affecting the issue of the shares is the same as that of the transferee through whom title was derived.

          Every transferee of partly paid shares who acquired them under a certificate showing the fact of part payment, and every transferee of such share (other than a transferee who derives title through a holder in good faith without knowledge and who is not a party to any fraud affecting the issue of such shares) who acquired them with actual knowledge that the full agreed consideration had not been paid to the extent stated on the certificate therefor, is personally liable to the Corporation for installments of the amount unpaid becoming due until the shares are transferred to one who becomes liable therefor.

          In either case mentioned, the transferor shall remain liable for the unpaid consideration if so provided in the certificate or agreed on in writing.

          SECTION 12.  WARRANTS.  The Corporation may, if the Board so
          ----------   --------
determines, issue warrants, rights, or scrip in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the full payment of exercise price and the surrender of such warrants, rights, or scrip aggregating a full share. Warrants, rights, or scrip shall not, however, unless otherwise stated therein, entitle the holder to exercise voting rights, to receive dividends therein, or to participate in any of the assets of the Corporation in the event of liquidation.

          SECTION 13.  TRANSFER AGENT AND REGISTRAR.  The Board of Directors may
          ----------   ----------------------------
appoint one or more transfer agents
or transfer clerks and one or more registrars, and may require all certificates for shares to bear the signature or signatures of any of them.

                                  ARTICLE VI
                                  ----------
                                  AMENDMENTS
                                  ----------

          SECTION 1.  POWERS OF SHAREHOLDERS.  New by-laws may be adopted, or
          ---------   ----------------------
these By-laws may be amended or repealed, by the vote of the shareholders entitled to exercise a majority of the voting power of the Corporation, or by the written consent of such shareholders except as otherwise provided by law or by the Articles of Incorporation.

                                  ARTICLE VII
                                  -----------
                                  AMENDMENTS
                                  ----------

          SECTION 1.  CLOSING OF STOCK BOOKS.  The Board of Directors may close
          ---------   ----------------------
the books of the Corporation against transfer of the shares during the whole or any part of a period of not more than sixty (60) days prior to the date of a shareholders' meeting, the date when the right to any dividend, distribution, or allotment of rights vests, or the effective date of any change, conversion, or exchange of shares.

          SECTION 2.  INSPECTION OF CORPORATE RECORDS.  The share register or
          ---------   -------------------------------
duplicate share register, the books of account, and minutes of proceedings of the shareholders and directors of the executive and other committees of the directors shall be open to inspection upon the written demand of any shareholder or holder of voting trust certificate, at any reasonable time and for a purpose reasonably related to his interests as a shareholder or as the holder of a voting trust certificate, and shall be exhibited at any time when required by the demand at any shareholders' meeting of five percent (5%) of the shares in person or by an agent or attorney and shall include the right to make extracts. Demand of inspection other than at a shareholders' meeting shall be made in writing upon the CEO, secretary, assistant secretary or general manager of the Corporation.

          SECTION 3.  CHECKS, DRAFTS, ETC.  All checks, drafts or other orders
          ---------   -------------------
for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation shall be signed or endorsed by such person or persons and in such a manner as, from time to time, shall be determined by resolution of the Board of Directors.

          SECTION 4.  REPORTS TO SHAREHOLDERS.  An annual written report to
          ---------   -----------------------
shareholders is dispensed with, except when specifically requested by a shareholder; provided, however, that an oral report shall be made at the annual shareholder's meeting.

          SECTION 5.  CONTRACTS, ETC., HOW EXECUTED.  The Board of Directors,
          ---------   -----------------------------
except as otherwise provided in the By-laws, may authorize any officer of officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

          SECTION 6.  REPRESENTATION OF STARES OF OTHER.  The CEO or any vice-
          ---------   ---------------------------------
president and the secretary or assistant secretary of this Corporation are authorized to vote, represent and exercise, on behalf of this Corporation, all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation or corporations may be exercised either by such officers in person or by any other person authorized to do so by proxy or power of attorney duly executed by said officers.

          SECTION 7.  INSPECTION OF BY-LAWS.  The Corporation shall keep in
          ---------   ---------------------
its principal executive office the original of a copy of the By-laws as amended or otherwise altered to date, certified by the secretary, which shall be open to inspection by the shareholders at all reasonable times during office hours.

          SECTION 8.  CONSTRUCTION AND DEFINITIONS.  Unless the context
          ---------   ----------------------------
otherwise requires, the general provisions, rules of construction and definitions contained in the Nevada Corporations Code shall govern the construction of these By-laws. Without limiting the generality of the foregoing, the masculine gender shall include the plural, and plural number includes the singular; and the term "person" shall include a corporation as well as a natural person.

                              SUNBASE ASIA, INC.
                        19/F., FIRST PACIFIC BANK CENTRE
                             51-57 GLOUCESTER ROAD
                               WANCHAI, HONG KONG
                                (852) 2865-1511

                                2240 BUENA VISTA
                          IRWINDALE, CALIFORNIA 91706
                                 (818) 358-0181


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints William McKay and Li Yuen Fai (Roger) as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated below, all of the shares of common stock of Sunbase Asia, Inc., held of record by the undersigned on November 1, 1996, at the Annual Meeting of Stockholders to be held on December 10, 1996, or any adjournment thereof.

1.   ELECTION OF DIRECTORS FOR all nominees below WITHHOLD AUTHORITY
     (except as marked to the contrary below)[_]    to vote for all
                                                    nominees listed
                                                    below [_]


(INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below):


          [_]  Gunter Gao               [_]  Li Yuen Fai (Roger)
          [_]  William McKay            [_]  Billy Kan
          [_]  Philip Yuen              [_]  George Raffini
          [_]  (Franco) Ho Cho Hing

2.   APPROVAL OF THE 1995 STOCK OPTION PLAN
          [_]FOR     [_]AGAINST     [_]ABSTAIN

3.   APPROVAL OF AMENDMENTS TO THE BYLAWS

          [_]FOR     [_]AGAINST     [_]ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                         Dated: ____________________, 1996

                              ________________________________
                                         Signature

                              ________________________________
                                    Signature if held jointly

                              Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

PLEASE READ, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                       2